UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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3M Company
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2013. Meeting Information 3M COMPANY Meeting Type: Annual Meeting For holders as of: March 15, 2013 Date: May 14, 2013 Time: 10:00 a.m. CDT Location: RiverCentre 175 West Kellogg Blvd. St. Paul, MN 55102 You are receiving this communication because you hold shares in 3M Company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000 M53231-P34082 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2013 to facilitate timely delivery. M53232-P34082 How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Your voting must be completed by 10:59 p.m. CDT on May 13, 2013 (or by 10:59 p.m. CDT on May 9, 2013 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan). When you go online, you can help the environment by consenting to receive electronic delivery of future mailings. Vote By Phone: Instructions to vote by phone will be included with printed and/or online proxy materials. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you are a shareholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following proposals 1, 2 and 3: Vote on Directors 1. To elect eleven members to the Board of Directors, each for a term of one year. 2. To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm. Nominees: 3. Advisory approval of executive compensation. 1a. Linda G. Alvarado The Board of Directors recommends you vote AGAINST the following proposals 4 and 5: 1b. Vance D. Coffman 4. Stockholder proposal on action by written consent. 1c. Michael L. Eskew 5. Stockholder proposal on prohibiting political spending from corporate treasury funds. 1d. W. James Farrell NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1e. Herbert L. Henkel 1f. Muhtar Kent 1g. Edward M. Liddy M53233-P34082 1h. Robert S. Morrison 1i. Aulana L. Peters 1j. Inge G. Thulin 1k. Robert J. Ulrich

M53234-P34082